Exhibit 10.1

SIXTH AMENDMENT

THIS SIXTH AMENDMENT (this “Amendment”) dated as of July 12, 2012 to the Credit Agreement referenced below is by and among BRIGHTPOINT, INC., an Indiana corporation (the “Parent”), BRIGHTPOINT NORTH AMERICA L.P., a Delaware limited partnership (“Bright North America”), BRIGHTPOINT HOLDINGS B.V., a Netherlands company (“Bright Netherlands”), BRIGHTPOINT AUSTRALIA PTY. LTD., an Australian company (“Bright Australia”), BRIGHTPOINT EUROPE ApS, a Danish company (“Bright Denmark”; together with the Parent, Bright North America, Bright Netherlands and Bright Australia, collectively, the “Borrowers”), the Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, revolving credit and term loan facilities have been extended to the Borrowers pursuant to the Credit Agreement (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) dated as of February 16, 2007 among the Borrowers, the Guarantors identified therein, the Lenders identified therein and the Administrative Agent;

WHEREAS, the Borrowers have requested certain modifications to the Credit Agreement; and

WHEREAS, the Required Lenders have approved the requested modifications on the terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2. Amendment. In Section 1.01 of the Credit Agreement in the definition of “Change of Control” clause (c) is deleted in its entirety and revised to read “[Reserved]”.

3. Conditions Precedent. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of counterparts of this Amendment executed by the Borrowers, the Guarantors, the Required Lenders and the Administrative Agent.

4. Amendment is a “Loan Document”. This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

5. Reaffirmation of Representations and Warranties. Each Loan Party represents and warrants to the Administrative Agent and each Lender that after giving effect to this Amendment, (a) each of the representations and warranties of each Loan Party contained in the Credit Agreement or any other Loan Document are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are be true and correct as of such earlier date, and (b) no Default exists.

6. Reaffirmation of Obligations. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents.

7. Reaffirmation of Security Interests. Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (b) agrees that this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not in any manner impair or otherwise adversely effect any of the Liens granted in or pursuant to the Loan Documents.

8. No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

9. Counterparts; Delivery. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of this Amendment by facsimile or other electronic imaging means shall be effective as an original.

10. Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Sixth Amendment to be duly executed and delivered as of the date first above written.

DOMESTIC BORROWERS:	BRIGHTPOINT, INC., an Indiana corporation

	By:	/s/ Vincent Donargo
	Name:	Vincent Donargo
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

BRIGHTPOINT NORTH AMERICA L.P.,
a Delaware limited partnership

	By:	BRIGHTPOINT NORTH AMERICA, INC.,
an Indiana corporation, its general partner

		By:	/s/ Vincent Donargo
		Name:	Vincent Donargo
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

[SIGNATURE PAGES FOLLOW]

FOREIGN BORROWERS:	BRIGHTPOINT HOLDINGS B.V., a Netherlands company

By:	/s/ Craig M. Carpenter
Name:	Craig M. Carpenter
Title:	Managing Director A

By:	/s/ T. Huisman and A. Konijn
Name:	Intertrust (Netherlands) B.V.
Title:	Managing Director B

BRIGHTPOINT EUROPE ApS, a Danish company

By:	/s/ Craig M. Carpenter
Name:	Craig M. Carpenter
Title:	Director

By:	/s/ Vincent Donargo
Name:	Vincent Donargo
Title:	Director

EXECUTED by BRIGHTPOINT	)
AUSTRALIA PTY LTD in accordance with section 127(1) of the	)
Corporations Act 2001 (Cwlth) by authority of its directors:	)
)

)
/s/ Craig M. Carpenter
	)	/s/ Vincent Donargo

)
Signature of director
)

	)	Signature of director
Craig M. Carpenter
)
Name of director (block letters)
	)	Vincent Donargo

	)	Name of director (block letters)

[SIGNATURE PAGES FOLLOW]

DOMESTIC GUARANTORS:	BRIGHTPOINT GLOBAL HOLDINGS II, INC., an Indiana corporation
BRIGHTPOINT INTERNATIONAL LTD., a Delaware corporation
BRIGHTPOINT NORTH AMERICA, INC., an Indiana corporation
BRIGHTPOINT LATIN AMERICA, INC., an Indiana corporation
BRIGHTPOINT THAILAND, INC., an Indiana corporation
WIRELESS FULFILLMENT SERVICES HOLDINGS, INC.,
a Delaware corporation

	By:	/s/ Vincent Donargo
	Name:	Vincent Donargo
	Title:	Executive Vice President, Chief Financial Officer and Treasurer of each of the foregoing

BPGH LLC, an Indiana limited liability company

	By:	BRIGHTPOINT INTERNATIONAL LTD.,
a Delaware corporation, its sole member

		By:	/s/ Vincent Donargo
		Name:	Vincent Donargo
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

BRIGHTPOINT SERVICES, LLC, an Indiana limited liability company

	By:	BRIGHTPOINT, INC., an Indiana corporation, its sole member

		By:	/s/ Vincent Donargo
		Name:	Vincent Donargo
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

WIRELESS FULFILLMENT SERVICES LLC,
a California limited liability company

	By:	BRIGHTPOINT, INC., an Indiana corporation, its Manager

		By:	/s/ Vincent Donargo
		Name:	Vincent Donargo
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

2601 METROPOLIS LLC, an Indiana limited liability company

By:	/s/ Vincent Donargo
Name:	Vincent Donargo
Title:	Executive Vice President, Chief Financial Officer and Treasurer

[SIGNATURE PAGES FOLLOW]

BRIGHTPOINT DISTRIBUTION LLC,
an Indiana limited liability company

By:	BRIGHTPOINT NORTH AMERICA L.P.,
a Delaware limited partnership, its sole member

	By:	BRIGHTPOINT NORTH AMERICA, INC.,
an Indiana corporation, its general partner

		By:	/s/ Vincent Donargo
		Name:	Vincent Donargo
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

ACTIFY LLC, an Indiana limited liability company

By:	/s/ Vincent Donargo
Name:	Vincent Donargo
Title:	Executive Vice President, Chief Financial Officer and Treasurer

501 AIRTECH PARKWAY LLC, an Indiana limited liability company

By:	/s/ Vincent Donargo
Name:	Vincent Donargo
Title:	Executive Vice President, Chief Financial Officer and Treasurer

BRIGHTPOINT NORTH AMERICA SERVICES, LLC, an Indiana limited liability company

By:	/s/ Vincent Donargo
Name:	Vincent Donargo
Title:	Executive Vice President, Chief Financial Officer and Treasurer

[SIGNATURE PAGES FOLLOW]

BRIGHTPOINT ALLPOINTS LLC, an Indiana limited liability company

By:	/s/ Vincent Donargo
Name:	Vincent Donargo
Title:	Executive Vice President, Chief Financial Officer and Treasurer

TOUCHSTONE ACQUISITION LLC, an Indiana limited liability company

By:	/s/ Vincent Donargo
Name:	Vincent Donargo
Title:	Executive Vice President, Chief Financial Officer and Treasurer

TOUCHSTONE WIRELESS REPAIR AND LOGISTICS LP, a Pennsylvania limited partnership

By:	TOUCHSTONE ACQUISITION LLC,
an Indiana limited liability company, its general partner

	By:	/s/ Vincent Donargo
	Name:	Vincent Donargo
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

BRIGHTPOINT DEVICE ENGINEERING SERVICES LLC, an Indiana limited liability company

By:	/s/ Vincent Donargo
Name:	Vincent Donargo
Title:	Executive Vice President, Chief Financial Officer and Treasurer

[SIGNATURE PAGES FOLLOW]

FOREIGN GUARANTORS:	BRIGHTPOINT GERMANY GMBH,
a company formed under the laws of Germany

	By:	/s/ Craig M. Carpenter
	Name:	Craig M. Carpenter
	Title:	Managing Director

	By:	/s/ Vincent Donargo
	Name:	Vincent Donargo
	Title:	Managing Director

BRIGHTPOINT DENMARK A/S, a company formed under the laws of Denmark

	By:	/s/ Craig M. Carpenter
	Name:	Craig M. Carpenter
	Title:	Director

	By:	/s/ Vincent Donargo
	Name:	Vincent Donargo
	Title:	Director

BRIGHTPOINT NETHERLANDS B.V., a company formed under the laws of The Netherlands

	By:	/s/ Craig M. Carpenter
	Name:	Craig M. Carpenter
	Title:	Director

BRIGHTPOINT EUROPCO B.V., a company formed under the laws of The Netherlands

	By:	/s/ Craig M. Carpenter
	Name:	Craig M. Carpenter
	Title:	Managing Director A

	By:	/s/ T. Huisman and A. Kohijn
	Name:	Intertrust (Netherlands) B.V.
	Title:	Managing Director B

BRIGHTPOINT SINGAPORE PTE LTD,
a company formed under the laws of Singapore,

By:	/s/ Craig M. Carpenter
Name:	Craig M. Carpenter
Title:	Director

[SIGNATURE PAGES FOLLOW]

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/ Lilliana Claar
	Name:	Lilliana Claar
	Title:	Vice President

DANISH SWING LINE LENDER:	BANC OF AMERICA SECURITIES LIMITED

	By:	/s/ Gary Saint
	Name:	Gary Saint
	Title:	Vice President

AUSTRALIAN SWING LINE LENDER:	BANK OF AMERICA, N.A., SYDNEY BRANCH,
as Australian Swing Line Lender

By:
Name:
Title:

L/C ISSUER:	THE ROYAL BANK OF SCOTLAND N.V.

	By:	/s/ Alex Daw
	Name:	Alex Daw
	Title:	Director

[SIGNATURE PAGES FOLLOW]

LENDERS:	BANK OF AMERICA, N.A., as a Lender, L/C Issuer,

Domestic Swing Line Lender and as an International Swing Line Lender

	By:	/s/ Debra E. Delvecchio
	Name:	Debra E. Delvecchio
	Title:	Managing Director

DNB NOR BANK ASA

	By:	/s/ Kristie Li
	Name:	Kristie Li
	Title:	First Vice President

	By:	/s/ Kenrik Asland
	Name:	Henrik Asland
	Title:	Senior Vice President

FIFTH THIRD BANK

	By:	/s/ Mike Giffiord
	Name:	Mike Gifford
	Title:	Vice President

NORDEA BANK FINLAND PLC

By:	/s/ Morgens R. Jensen	By:	/s/ Christer Svardh
Name:	Morgens R. Jensen	Name:	Christer Svardh
Title:	Senior Vice President	Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender and as an International Swing Line Lender

By:
Name:
Title:

BNP PARIBAS

By:	/s/ Todd Rogers	By:	/s/ Liz Cheng
Name:	Todd Rogers	Name:	Liz Cheng
Title:	Director	Title:	Vice President

REGIONS BANK

By:
Name:
Title:

[SIGNATURE PAGES FOLLOW]

COMPASS BANK

By:	/s/ Darren Abrams
Name:	Darren Abrams
Title:	Vice President

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Marcus M. Tarkington
Name:	Marcus M. Tarkington
Title:	Director

By:	/s/ Courtney E. Meehan
Name:	Courtney E. Meehan
Title:	Vice President

US BANK NATIONAL ASSOCIATION

By:	/s/ Michael P. Dickman
Name:	Michael P. Dickman
Title:	Vice President

THE HUNTINGTON NATIONAL BANK

By:	/s/ Brian D. Smith
Name:	Brian D. Smith
Title:	Senior Vice President